UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

Sport Endurance, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Broadway, 19th Floor, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 846-4280

Former Address: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 17, 2017, Sport Endurance, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor pursuant to which the Company borrowed $241,250 and issued the investor a $250,000 3.5% Original Issue Discount Senior Secured Convertible Promissory Note (the “Note”). Pursuant to the terms of the Purchase Agreement, the Company granted the investor the Option to lend the Company $48,250 on or before January 15, 2017. If the Option is exercised, the company will issue the investor a $50,000 3.5% Original Issue Discount Senior Secured Convertible Promissory Note.

The Note bears interest at 10% per annum, can be pre-paid at a premium, and matures in six months.  At the option of the investor, the principal and accrued interest under the Note are convertible into common stock at $0.50 per share. The investor did not receive any registration rights, which means that all shares of common stock issuable upon conversion of the Note and Option must be held for at least six months. The Note is secured by a first lien on all assets of the Company pursuant to the terms of a Security Agreement entered into by the parties (the “Security Agreement”), subject to the prior lien incurred in a May 2016 financing in which the investor was a lender.

The proceeds from the financing will be used for (i) expanding marketing of men’s health supplements and (ii) working capital purposes.

The foregoing descriptions of the Purchase Agreement, Security Agreement, Option, and Note (collectively, the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by the terms and conditions of the Transaction Documents. A copy of each of the form of Note, Option, Purchase Agreement, and Security Agreement is attached hereto as Exhibit 4.1, 4.2, 10.1, and 10.2 respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 is incorporated under this Item 2.03.
Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Note was issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b)thereunder. The investor is an accredited investor and acquired the Note for investment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

4.1	Form of Senior Secured Convertible Promissory Note

4.2	Form of Option

10.1	Form of Securities Purchase Agreement*

10.2	Form of Security Agreement

*
Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT ENDURANCE, INC.

Date: November 20, 2017	By: /s/ David Lelong
Name:  David Lelong
Title:  Chief Executive Officer